UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 26, 2013

ENVIRATRENDS INC.
(Exact name of registrant as specified in its charter)

Wyoming	333-164086	27-0566627
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 312, Sarasota, FL 34236
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 941-365-8835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

We have filed an amendment to our Form 15 to remove suspension of our reporting obligations pursuant to Rule 12h-3(b)(1)(i) because we do not satisfy the requirement for use of the rule in that we are delinquent in filing our annual report on Form 10-K for the fiscal year ended September 30, 2012. Accordingly, our obligation to file reports pursuant to Section 15d of the Securities Exchange Act of 1934 remains in effect. We intend to file our annual report on Form 10-K for the fiscal year ended September 30, 2012, our quarterly report for the three month period ended December 31, 2012, our quarterly report for the six month period ended March 31, 2013 and our quarterly report for the nine month period ending June 30, 2013 not later than September 2, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviraTrends, Inc.

July 26, 2013	By:	/s/ Russell Haraburda
Russell Haraburda
Chief Executive Officer

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